UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2025
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Exact name of registrants as specified in
Commission	their charters, address of principal executive			IRS Employer
File Number	offices and registrants’ telephone number			Identification Number
1-14465	IDACORP, Inc.			82-0505802
1-3198	Idaho Power Company			82-0130980
1221 W. Idaho Street
	Boise,	Idaho	83702-5627
	(208)	388-2200
State or Other Jurisdiction of Incorporation:			Idaho
Former name or former address, if changed since last report:			None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Appointment of Director.

On February 13, 2025, the boards of directors of IDACORP, Inc. (IDACORP) and Idaho Power Company (Idaho Power) appointed Scott W. Madison as a member of the boards of directors, effective immediately, to serve until the next annual meeting of IDACORP shareholders scheduled to be held in May 2025. Mr. Madison will be subject to annual election thereafter. Mr. Madison was also appointed to the Audit Committee of the boards of directors, with such appointment effective immediately.

The IDACORP board of directors has determined that Mr. Madison is independent under the applicable listing standards of the New York Stock Exchange. There is no arrangement or understanding between Mr. Madison and any other person pursuant to which he was elected as a director of IDACORP or Idaho Power. The IDACORP board of directors has determined that there are no related person transactions between IDACORP or Idaho Power and Mr. Madison required to be disclosed under Item 404(a) of Regulation S-K.

In connection with his appointment to the boards of directors, on or about March 1, 2025, Mr. Madison will receive a stock grant of approximately $140,000 in value of IDACORP common stock in accordance with the terms of the IDACORP, Inc. Non-Employee Directors Stock Compensation Plan, as amended (Directors Stock Plan). A copy of the Directors Stock Plan has been previously filed with the Securities and Exchange Commission (File No. 1-14465, 1-3198) as Exhibit 10.19 to the Form 10-K for the year ended December 31, 2019, filed on February 20, 2020. Other elements of Mr. Madison's compensation for service as a member of the boards of directors will be consistent with those disclosed in IDACORP's Schedule 14A definitive proxy statement, prorated for a partial year of service in 2025.

Also in connection with his appointment to the boards of directors, Mr. Madison and IDACORP executed a director indemnification agreement that provides, among other things, that IDACORP will indemnify and hold Mr. Madison harmless for losses and expenses resulting from claims arising out of, or related to, the fact that he is or was a director of IDACORP or its subsidiaries (including Idaho Power). The form of indemnification agreement has been previously filed with the Securities and Exchange Commission (File No. 1-14465, 1-3198) as Exhibit 10(h)(xx) to the Form 10-Q for the quarter ended September 30, 2006, filed on November 2, 2006.

Item 7.01 Regulation FD Disclosure.

On February 13, 2025, IDACORP and Idaho Power issued a press release relating to Mr. Madison’s appointment described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	IDACORP, Inc. and Idaho Power Company press release, dated February 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  February 13, 2025
IDACORP, INC.
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer